UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2010

THERAGENICS CORPORATION®
(Exact name of registrant as specified in charter)

Delaware	001 - 14339	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)

(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below is a brief description of each matter voted upon at Theragenics Corporation’s 2010 annual meeting of stockholders held on May 13, 2010, and the voting results with respect to each matter.

1.	A proposal to elect two Class III directors to serve for a term expiring in 2013:

Class III Director	Votes For	Votes Withheld	Broker Non- Votes
K. Wyatt Engwall	16,445,928	2,760,517	6,233,892

M. Christine Jacobs	18,072,235	1,134,210	6,233,892

2.	A proposal to approve the Theragenics Corporation Employee Stock Purchase Plan:

For	Against	Abstentions	Broker Non- Votes
17,655,042	1,148,379	403,024	6,233,892

3.	A proposal to ratify the appointment of Dixon Hughes PLLC as the Company’s independent auditor for the year ending December 31, 2010:

For	Against	Abstentions	Broker Non- Votes
24,626,469	725,957	87,911	0

Pursuant to the foregoing votes, Mr. Engwall and Ms. Jacobs were elected to serve as Class III directors, the Theragenics Corporation Employee Stock Purchase Plan was approved by the stockholders, and Dixon Hughes PLLC was ratified as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERAGENICS CORPORATION
(Registrant)

Dated: May 14, 2010	By:	/s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer

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